UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41903	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St. Austin, Texas 78702
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	TE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

T1 Energy Inc. (the “Company”) held its annual meeting of stockholders virtually on June 17, 2026 (the “Annual Meeting”). The following matters were submitted to a vote of the stockholders, the results of which were as follows:

Proposal 1 - Election of directors to serve for a one-year term of office expiring at the 2027 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

	For	Against	Abstain	Broker Non-Votes
Daniel Barcelo	169,788,106	526,982	9,083,899	35,889,638
W. Richard Anderson	169,183,102	1,132,846	9,083,039	35,889,638
Todd Jason Kantor	168,609,572	1,811,704	8,977,711	35,889,638
David J. Manners	169,808,824	361,955	9,228,208	35,889,638
Peter Matrai	169,909,502	408,111	9,081,374	35,889,638
Daniel Artemus Steingart	169,773,215	545,254	9,080,518	35,889,638
Jessica Wirth Strine	168,225,962	1,975,259	9,197,766	35,889,638
Robert Hammond	169,850,031	464,953	9,084,003	35,889,638

Proposal 2 - Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain
205,607,451	377,828	9,303,346

Proposal 3 - Advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
141,112,507	29,205,540	9,080,940	35,889,638

Proposal 4 - To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.01 per share (“Common Stock”), of the Company from 500,000,000 shares to 1,000,000,000 shares.

For	Against	Abstain
201,655,975	4,374,341	9,258,309

Item 8.01 Other Events.

Certificate of Amendment

At the Annual Meeting, the Company’s stockholders voted to approve an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to increase the number of authorized shares of Common Stock of the Company from 500,000,000 shares to 1,000,000,000 shares.

A detailed description of the Amendment was set forth in Proposal 4 in the Company’s Definitive Proxy Statement on Schedule 14A filed on May 18, 2026, which description is incorporated herein by reference and is qualified in its entirety by reference to the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company’s Board of Directors previously approved the Amendment, and it will become effective at 12:01 a.m. Eastern Time on June 18, 2026, following the filing of the Certificate of Amendment with the Delaware Secretary of State on June 17, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated June 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 ENERGY INC.

Date: June 17, 2026	By:	/s/ Evan Calio
	Name:	Evan Calio
	Title:	Chief Financial Officer

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